Exhibit 99.2
Quarterly update FY 2008 third quarter July 17, 2008 Exhibit 99.2

Agenda Introduction Denise Zutz - Vice President Strategy, Investor Relations and Communication Overview Steve Roell - Chairman and Chief Executive Officer Third quarter 2008 business results Denise Zutz Financial review Bruce McDonald - Executive Vice President and Chief Financial Officer Q&A (conclude at noon Eastern time) Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2008 and beyond that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements and include terms such as "outlook," "expectations," "estimates," or "forecasts." For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels, mix and schedules, financial distress of key customers, energy prices, the ability to mitigate the impact of higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, changes to domestic and foreign tax rates as well as other factors discussed in the Company's most recent Form 10-K filing (dated November 29, 2007) could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company.

Continuing profitable growth Achieved 3Q 2008 record sales and earnings Sales up 11% to a record $9.9 billion Higher revenues in all three businesses North America automotive and residential HVAC sales down Europe stable, strong growth in emerging markets Segment income up 13% to $645 million Consolidated profit margin up slightly over 2007 quarter Net income up 11% to a record $439 million $0.73 per diluted share vs. $.66 in Q3 2007 Strong balance sheet Thank you to our employees and leadership team

2008 Third quarter Environment Strong demand for energy efficiency, sustainability Non-residential building market growth Emerging markets strong (JCI: $5 billion in sales*) Asia: China, India Eastern Europe, Middle East Western Europe relatively stable North American economy "Institutional" building vertical market construction still growing Automotive and residential market declines Commodity cost escalation 2008(e) Earnings *Annually, including non-consolidated AE BE PS 4th Qtr AE 585 977 557 20.4 31.6 43.9

2008 full year Sales growth of 11% to approximately $38.3 billion 62nd consecutive record year Earnings growth of 10 - 11% to approx. $2.32 - $2.34 per share (vs. October 2007 guidance of $2.45 - $2.50) 18th consecutive record year Double-digit earnings growth for the sixth consecutive year 2008 Fourth quarter and full-year outlook 2008 Q4 Diluted earnings per share of $0.72 to $0.74 vs. $0.78 in 2007 Short-term negatives Plastech restructuring costs Lower North American auto production Production volume 3.1 million Ford 150, Dodge Ram launch moved from 2008 Q4 to FY 2009 Toyota Tundra shutdown August - November General North American economic weakness Higher commodity costs 5

Continuing our profitable growth Looking longer term Positioned to win in mega-trends: energy efficiency, sustainability, hybrid vehicles, emerging markets Business performance strong Large and growing backlogs Solid annuity-like businesses Strong cash flow and balance sheet Investing in growth: organic and acquisitions Opportunities to improve cost structure .. We are positioned to outperform our markets and profitably grow for the long term

Third quarter 2008 Building Efficiency 2008 2007 Net sales $3.7 B $3.2 B +13% Double-digit increases in North America, Europe, Asia for systems and services Global workplace solutions up 19% North America residential down 17% Segment income $301 M $274 M +10% (+21% excluding residential) Higher margins on N.A. systems and services due to process and manufacturing improvements $25 million negative change in unitary products (residential) income Temporary lag in recovering commodity costs Commercial backlog $4.8 B +15% Double-digit growth in systems and services in all geographic regions Orders up strong double-digits N.A +11%, Europe +9%, ROW +29% Service/ Retrofit 75% New Construction 25% N.A. International Commercial building sales

Third quarter 2008 Power Solutions 2008 2007 Net sales $1.4 B $1.0 B +36% Higher unit prices due to lead pass-through Unit shipments up slightly North America aftermarket increase more than offsets OE weakness OE volume higher in Europe Double-digit growth in China Segment income $145 M $119 M +22% Lead impact neutral to income but negative to margin Underlying profitability higher due to volume and improved performance, especially in Europe and Asia Item 1 57.4 OE 22 Aftermarket 78 Original Equipment Aftermarket Battery sales

Third quarter 2008

Automotive Experience

	2008	2007	
Net sales	$4.8 B	$4.6 B	+3%

- North America: down 15%
  - Industry production down 15%
  - *Higher volume: Dodge Journey, Voyager/Caravan; Honda Accord; Toyota Corolla / Vibe*
  - *Lower: GM Lambda (due to strike), Trailblazer; Ford F-Series, Chrysler Grand Cherokee / Commander,; Toyota Tundra*
- Europe: up 17%
  - Level year-over-year excluding FX
  - *Higher: GM Astra, Fiat 500, Panda; Volvo S40, V50, XC90*
  - *Lower: BMW Mini, X3; Chrysler 300/Magnum, Grand Cherokee*
- China revenues up 35 - 40% (non-consolidated)

Segment income	$199 M	$180 M	+11%

- N.A. down only 10% due to improved cost structure
- Europe level due to cost of plant downsizing
- Higher commodity costs
- Improved operational performance of China joint ventures

2008(e) sales



Asia 8%
Europe 52%
North America 40%

9

Johnson Controls

Third quarter 2008 Financial highlights FX - Euro to U.S. Dollar average exchange rate at $1.56 in Q3 2008 vs. $1.35 in 2007 Gross profit - Dilutive impact of lead pass-throughs SG&A - Declined as a percentage of sales Equity Income - Improvements in Power Solutions and Asian automotive joint ventures (in millions) 2008 2007 % change Sales $9,865 $8,911 11% Gross profit % of sales 1,485 15.1% 1,384 15.5% 7% SG&A expenses 877 831 6% Equity income 37 20 85% Segment income $645 $573 13% % of sales 6.5% 6.4% +10 bps

Third quarter 2008 Financial highlights Financing charges-net - Benefits of de-leveraging and lower interest rates partially offset by debt swap costs Income tax provision - No change in 21% tax rate Minority interests - Higher profitability in Automotive Experience and Power Solutions joint ventures (in millions except per share data) 2008 2007 Segment income $645 $573 Financing charges - net (69) (71) Income before taxes/minority interests 576 502 Income tax provision 121 106 Minority interests in net earnings of subsidiaries 16 0 Net income $439 $396 Diluted earnings per share* $0.73 $0.66 *Earnings per share reflect the 3-for-1 stock split effective October 2, 2007

Q3 2008 Balance sheet / cash flow highlights Debt to capitalization ratio of 29% Third quarter working capital performance below expectations Modest outflow Significant improvement vs. 2007 Capital spending in line with full-year guidance Expect debt/capitalization to decline to approximately 27% by fiscal year-end Strong Q4 cash generation Impact of Plastech acquisition Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 '06-07 0.392 0.392 0.372 0.358 0.332 0.323 0.31 0.292

Commodity outlook Unprecedented increases Aggressive implementation by supply base Broad based - steel, copper, aluminum, chemical, acid, key components Global issue Lead Extremely volatile Hedging programs working effectively Impact by business: Automotive Experience 2008 Q4: Discussions underway 2009: Offset with customer recoveries Power Solutions 2008 Q4: Negative impact 2009: Pricing actions implemented to offset Building Efficiency 2008 Q3/Q4: Negative impact 2009: Pricing actions implemented to offset 1700 1900 2400 3450 2532 2793 1735 Lead price volatility Q3 Q2 Q1 Q4 Q3 Q2 Q1 Dollars per metric ton* 2008 2007 *at quarter end

Outlook Continuing to invest in growth Innovation, technology, people Executing our growth strategies, including emerging markets Driving cost improvements Priorities Sustainable organic sales and earnings growth Sales growth of twice the rate of our underlying industries Further global diversification, reducing dependence on individual products, markets and regions Margin expansion.... .....combined with capital efficiency as a driver for increased ROIC Use of cash Growth platforms Increased dividends Committed to improving financial performance and shareholder value